May __, 2000


Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders of Dollar Bancorp, Inc. (the "Company"). The Special Meeting will be held at the main office of the Company, 893 Franklin Avenue, Newark, New Jersey, at _____ p.m., local time, on May __, 2000.

The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted. During the Special Meeting we will also report on the operations of the Company.

The Special Meeting is being held so that stockholders may consider an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 900,000 to 5,000,000 and to increase the number of authorized shares of preferred stock from 100,000 to 2,000,000.

The Board of Directors of the Company has determined that the matter to be considered at the Special Meeting is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,




Robert DeMane
President and Chief Executive Officer

                              Dollar Bancorp, Inc.
                               893 Franklin Avenue
                            Newark, New Jersey 07107
                                 (973) 483-0001

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held On May __, 2000

     Notice is hereby given that a Special Meeting of Stockholders of Dollar Bancorp, Inc., (the "Company") will be held at the main office of the Company, 893 Franklin Avenue, Newark, New Jersey, on May __, 2000 at _____ p.m., local time.

     A Proxy Card and a Proxy Statement for the Special Meeting are enclosed.

     The Special Meeting is for the purpose of considering and acting upon:

     The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 900,000 to 5,000,000 and to increase the number of authorized shares of preferred stock from 100,000 to 2,000,000; and

such other matters as may properly come before the Special Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Special Meeting.

     Any action may be taken on the foregoing proposal at the Special Meeting on the date specified above, or on any date or dates to which the Special Meeting may be adjourned. Stockholders of record at the close of business on May __, 2000, are the stockholders entitled to vote at the Special Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE SPECIAL MEETING.

                                           By Order of the Board of Directors



                                           Susan L. Velardi
                                           Secretary
May __, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                              Dollar Bancorp, Inc.
                               893 Franklin Avenue
                               Newark, New Jersey
                                 (973) 483-0001

                         SPECIAL MEETING OF STOCKHOLDERS
                                  May __, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Dollar Bancorp, Inc. (the "Company") to be used at the Special Meeting of Stockholders of the Company (the "Special Meeting"), which will be held at the main office of the Company, 893 Franklin Avenue, Newark, New Jersey, on May __, 2000, at _____ p.m., local time, and all adjournments of the Special Meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about May __, 2000.

                              REVOCATION OF PROXIES

     Stockholders who sign and return retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposal to amend the Company's Certificate of Incorporation.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above. The presence at the Special Meeting of any stockholder who returned a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on May __, 2000 (the "Record Date") are entitled to one vote for each share held. As of the Record Date, the Company had 76,000 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposal to increase the number of authorized shares of common and preferred stock. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present, but will not be counted as votes in favor of the proposal and thus will have the same effect as a vote against the proposal.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file reports with the Securities and Exchange Commission (the "SEC") regarding their ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                         Amount of Shares
                                         Owned and Nature      Percent of Shares
     Name and Address of                   of Beneficial        of Common Stock
          Beneficial Owners                Ownership (1)          Outstanding

Directors and Officers (2):

David J. Breitkopf                               --                  --
Robert DeMane                                 7,560                9.95%
Susan Velardi                                    --                  --
Ira Geller                                       --                  --
Karin Meyer                                      --                  --
Alex Velto                                       --                  --

All Directors and Executive Officers          7,560                9.95%
  as a Group (6 persons)

Principal Stockholders:

Robert DeMane                                 7,560                9.95%
983 Franklin Avenue
Newark, New Jersey 07107
-----------------------------
(1) A person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.
(2) The mailing address for each person is listed as 893 Franklin Avenue, Newark, New Jersey, 07107.

              PROPOSAL -- AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Company's Board of Directors has unanimously approved a proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 900,000 to 5,000,000 and the number of authorized shares of preferred stock, par value $0.01 per share (the "Preferred Stock") from 100,000 to 2,000,000 (the "Certificate Amendment"). The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval and adoption of the Certificate Amendment.

     The Company is currently authorized to issue 900,000 shares of Common Stock, of which 76,000 are outstanding. The Company is also currently authorized to issue 100,000 shares of preferred stock, none of which are outstanding. The Board of Directors has unanimously approved the proposed Certificate Amendment.

     The primary purpose of the Certificate Amendment is to enable to Company to increase the liquidity of the Common Stock through a stock split. The Common Stock is not actively traded and is not listed, quoted or traded on any securities exchange or over-the-counter market. In addition, there are a limited number of stockholders. On April 17, 2000, stockholders owning 90.1% of the Common Stock (the "Selling Stockholders") entered into an agreement with National Securities Corporation ("NSC") whereby NSC would assist the Selling Stockholders in an effort to sell their shares of Common Stock in a private placement. The Common Stock to be sold in the private placement will only be marketed to "accredited investors," as that term is defined in the General Rules and Regulations of the Securities Act of 1933. In order to assist the Selling Stockholders in marketing their Common Stock, the Company intends to split its stock and increase the number of outstanding shares of Common Stock. The Certificate Amendment will provide the Company with the requisite number of authorized shares of Common Stock in its Certificate of Incorporation to effect such a stock split.

     In addition, the Board of Directors believes that the authorization of additional shares of Common Stock and Preferred Stock is advisable to provide the Company with the flexibility to take advantage of opportunities to issue such stock in order to obtain capital, as consideration for possible acquisitions or for other purposes (including, without limitation, future stock splits and stock dividends in appropriate circumstances). There are, at present, no plans, understandings, agreements or arrangements concerning the sale of additional shares of Common Stock or Preferred Stock by the Company.

     If the proposal is approved, all or any of the authorized shares may be issued without further stockholder action, unless such approval is required by applicable law or regulatory authorities. Stockholders have no preemptive rights to subscribe for any such newly issued shares. The issuance of shares otherwise than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each stockholder.

     The Company has not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. Additional shares could be privately placed with purchasers who might cooperate with the Board of Directors in opposing such an attempt by a third party to gain control of the Company, or could also be used to dilute ownership of a person or entity seeking to obtain control of the Company. Alternatively, the Board of Directors could issue Preferred Stock which provides the recipients superior voting rights over holders of the Common Stock, or provides the recipients with the ability to elect additional directors who will act in assisting the incumbent Board of Directors against third party action. The Board of Directors could take any of these actions, even if the proposed third party action is favorable to the interests of stockholders. Although the Company does not currently contemplate taking any action of this type, shares of Common Stock or one or more series of Preferred Stock could be issued for the purposes and effects described above and the Board of Directors reserves its rights (if consistent with its fiduciary responsibilities) to issue additional stock for such purposes.

     If ths proposal is approved, Article 4.A. of the Company's Certificate of Incorporation will read as follows:

     A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is seven million (7,000,000) consisting of:

          1. Two million (2,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

          2. Five million (5,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

     The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will provide flexibility needed to meet corporate objectives and is in the best interests of and its stockholders.

                              THE BOARD RECOMMENDS
              THAT STOCKHOLDERS VOTE FOR THE CERTIFICATE AMENDMENT.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials for the Company's 2000 Annual Meeting of Stockholders (the "Annual Meeting"), any stockholder proposal to take action at such meeting should have been received at the Company's executive office, 893 Franklin Avenue, Newark, New Jersey 07107, no later than February 22, 2000.

     The Company's Bylaws provide that any new business to be taken up at the Annual Meting shall be stated in writing and filed with the secretary of the Company at least five days before the date of the Annual Meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting; but no other proposal shall be acted upon at the annual meeting. Any stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least five days before the Annual Meeting, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the stockholders taking place 30 days or more thereafter.

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 893 Franklin Avenue, Newark, New Jersey 07107, no later than February 27, 2001. Any such proposals are subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Special Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Special Meeting, as to which they shall act in accordance with their best judgment.

                                  MISCELLANEOUS

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF DOLLAR SAVINGS BANK'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUSAN VELARDI, SECRETARY, DOLLAR BANCORP, INC., 893 FRANKLIN AVENUE, NEWARK, NEW JERSEY 07107,
(973) 483-0001.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         Susan L. Velardi
                                         Secretary
Newark, New Jersey
May __, 2000

                                 REVOCABLE PROXY

                              DOLLAR BANCORP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                  May __, 2000

     The undersigned hereby appoints Robert DeMane and Susan L. Velardi with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting") to be held at the Company's main office, 893 Franklin Avenue, Newark, New Jersey on May __, 2000, at _____ p.m. local time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:


                                                     FOR      AGAINST   ABSTAIN
                                                  (except as
                                                  marked to
                                                the contrary
                                                   below)

The approval of an amendment to the Company's      |_|         |_|        |_|
Certificate of Incorporation to increase the number of authorized shares of common stock from 900,000 to 5,000,000 and to increase the number of authorized shares of preferred stock from 100,000 to 2,000,000.


The Board of Directors recommends a vote "FOR" the listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a proxy statement dated May __, 2000.

Dated: _________________________              ---  Check Box if You Plan
                                              ---  to Attend Special Meeting

-------------------------------               ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER

-------------------------------               ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.